Fortress Investment Group LLC
2013 Credit Suisse Financial Services Forum
February 2013
All information contained herein is qualified in its entirety by the disclaimer on the next page of this document.
Exhibit 99.1

In General. This disclaimer applies to this document and the verbal or written comments of any person presenting it. This document, taken together with any such verbal or written comments, is referred to herein as the "Presentation." Fortress Investment Group LLC, taken together with its affiliates, is referred to herein as "Fortress." Figures presented are as of September 30, 2012, unless otherwise noted. The Presentation relates to Fortress Investment Group LLC, a publicly traded company (NYSE: FIG) and is not intended for current or potential investors in any Fortress managed fund or account.

No offer to purchase or sell securities. The Presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any security and may not be relied upon in connection with the purchase or sale of any security. Any such offer would only be made by means of formal offering documents, the terms of which would govern in all respects. You are cautioned against using this information as the basis for making a decision to purchase any security or to otherwise engage in an investment advisory relationship with Fortress.

Forward-looking statements. This presentation contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect our current views with respect to, among other things, future events and the financial performance of Fortress. Readers can identify these forward-looking statements by the use of forward-looking words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of those words or other comparable words. Any forward-looking statements contained in this report are based upon the historical performance of us and our subsidiaries and on our current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks, uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. Accordingly, you should not place undue reliance on any forward-looking statements.

No reliance, no update and use of information. You should not rely on the Presentation as the basis upon which to make any investment decision. To the extent that you rely on the Presentation in connection with any investment decision, you do so at your own risk. The Presentation does not purport to be complete on any topic addressed. The information in the Presentation is provided to you as of the dates indicated, and Fortress does not intend to update the information after its distribution, even in the event that the information becomes materially inaccurate. Certain information contained in the Presentation includes calculations or figures that have been prepared internally and have not been audited or verified by a third party. Use of different methods for preparing, calculating or presenting information may lead to different results, and such differences may be material.

Past performance. In all cases where historical performance is presented, please note that past performance is not a reliable indicator of future results and should not be relied upon as the basis for making an investment decision.

Knowledge and experience. You acknowledge that you are knowledgeable and experienced with respect to the financial, tax and business aspects of the Presentation and that you will conduct your own independent financial, business, regulatory, accounting, legal, and tax investigations with respect to the accuracy, completeness and suitability of the Presentation should you choose to use or rely on the Presentation, at your own risk, for any purpose.

No tax, legal, accounting or investment advice. The Presentation is not intended to provide, and should not be relied upon for, tax, legal, accounting or investment advice. Any statements of federal tax consequences contained in the Presentation were not intended to be used and cannot be used to avoid penalties under the Internal Revenue Code or to promote, market or recommend to another party any tax related matters addressed herein.

Distribution of this Presentation. These materials are not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use is contrary to local law or regulation.

FORTRESS

Disclaimer 1

Figures as of September 30, 2012.
Executive Summary
Compelling valuation today with tremendous upside potential
Large diversified asset
management firm with
stable & substantial
base earnings
Catalysts in place to
drive earnings growth &
multiple expansion
$51.5 billion of fee-paying AUM across four large, established investment management businesses
Highly diversified revenue model, product offerings and client base
Recurring management fees from $26 billion of alternative capital in long-term, locked up structures
Strong investment performance and robust capital raising momentum across all businesses
Significant incentive income potential based on embedded gains, continued fund performance and PE realization activity
Rock solid balance sheet with substantial current value and potential for meaningful further appreciation

Who is Fortress Investment Group?

Figures as of September 30, 2012.
Founded as a pure private equity firm in 1998, Fortress has transitioned into a highly diversified, global investment manager with $51.5 billion of AUM
1998 – Launched first private equity fund
2002 – Added credit and liquid markets businesses
2007 – First publicly traded alternative asset manager with IPO on the NYSE
2010 – Acquired Logan Circle Partners, an established, highly scalable traditional fixed income business
Credit Private Equity Liquid Markets Logan Circle
Fee-Paying Assets Under Management
($ billions)
0
10
20
30
40
50
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 3Q12

Fortress Today: A Diversified Business Model for All Seasons

Figures as of September 30, 2012.
Non-correlated alternative strategies complemented by long-only fixed income strategies
Specialized expertise and deep experience across various market cycles, geographies and asset classes
Strong investment performance and capital raising momentum across all businesses
Sector- and asset-specific investment expertise aligned with large scale market opportunities
Financial Services /
Mortgage Servicing
Transportation &
Infrastructure
Senior Living & Care
Permanent Equity Vehicles
Credit Private Equity Liquid Markets Logan Circle
Undervalued & Distressed
Assets
Operationally Intense,
Complex Deals
Restructuring
Real Estate
Lending
Global Macro
Asia Macro
Convex Asia
Endowment-Style
Core fixed income
Short & Long Duration
High Yield
Emerging Markets
Multi-Sector
$14.7B of AUM $11.8B of AUM $4.4B of AUM $20.6B of AUM

Earnings have stabilized and balance sheet is stronger than ever
Tremendous results in 2007 demonstrate earnings power of the business model
Navigated the crisis and have since emerged consistently profitable and with greater financial flexibility
In 4Q12 paid in full $181 million of outstanding corporate debt (from peak of $800 million in 2008)
Year-end pro-forma total debt balance of $149.5 million (short-term note issued to repurchase shares)
Pre-Tax Distributable Earnings
(1)
($ millions)
Financial Performance Since IPO
Net Cash & Investments
(3)
($ millions)
-$0.50
$0.00
$0.50
$1.00
$1.50
-$200
$0
$200
$400
$600
2007 2008 2009 2010 2011 Ann. 2012
Pre-Tax DE Per Share
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2007 2008 2009 2010 2011 3Q2012
Net Cash & Investments Per Share
(per share) (per share)
$0.43
$2.37
(2)
(1) Pre-Tax Distributable Earnings is a non-GAAP financial measure described in Fortress’s third quarter 2012 earnings release. The release is available in the “Public Shareholders – News” section of
Fortress’s website, www.fortress.com. For a reconciliation of GAAP Net Income to Pre-Tax Distributable Earnings please see appendix slide #1. Annualized 2012 figures reflect annualized nine months ended September 30, 2012 pre-tax distributable earnings.
(2) For a reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average Dividend Paying Shares and Units Outstanding (Used for DEPS) please see appendix slide #2.
(3) Net Cash and Investments means cash & cash equivalents plus investments less debt outstanding, which is a non-GAAP financial measure described in Fortress’s third quarter 2012 earnings release. The release is available in the “Public Shareholders – News” section of Fortress’s website, www.fortress.com. For a reconciliation of GAAP Book Value Per Share to Net Cash and
Investments Per Share please see appendix slide #3.

Business Segment Overview 6

2007 2008 2009 2010 2011
Annualized
2012 (2)
Average High
PE & Castles 312 81 137 145 118 112 151 312
(3)
Credit 61 35 44 168 138 107 92 168
Liquid 161 102 28 64 14 20 65 161
Logan Circle n/a n/a n/a (15) (17) (9) (14) (9)
Total 534
(4)
216 208 358 253 230 294 632
Per share $1.25 $0.48 $0.42 $0.69 $0.48 $0.43 $0.61
(5)
$1.31
(5)

($ millions)
Fund Management Distributable Earnings – By Business
(1)
Earnings Breakdown by Business
Peak performance years in alternatives businesses point to significant upside potential
Core alternatives businesses poised for growth and increased earnings
Logan Circle approaching profitability with substantial scale-based potential
(1)
Fund Management Distributable Earnings is a non-GAAP financial measure described in Fortress’s third quarter 2012 earnings release.  The release is available in the “Public
Shareholders – News” section of Fortress’s website, www.fortress.com. For a reconciliation of GAAP Net Income to Pre-Tax Distributable Earnings and Fund Management
Distributable Earnings please see appendix slide #1.
(2)
Annualized 2012 figures reflect annualized nine months ended September 30, 2012 fund management distributable earnings.
(3)
Fortress has reserved $60 million of net intrinsic clawback liabilities in respect of DE previously distributed.
(4)
2007 total does not include unallocated expenses of $9 million.
(5)
Pro-forma share count based on repurchase of 51.3 million shares completed in 4Q2012.

Catalysts for Business Earnings Growth
Private Equity
Credit
Logan Circle
Liquid Markets
Significant value generation potential from legacy buyout funds
Transition to permanent capital vehicles and sector-specific funds to capitalize on enormous current market opportunity set
Industry leading credit fund performance
Substantial embedded earnings potential from unrecognized incentive income
Ample dry powder for global investment opportunities
Outstanding 2012 performance across flagship Macro and Asia Macro funds
Increased capital inflow momentum
Well-positioned to generate higher levels of incentive income
Tremendous recent AUM growth, driven by strong investment performance
Highly scalable platform and experience managing substantially more capital

Private Equity: Strategic Evolution of the Business
Goal is to generate stable net mgmt fees of $100mm+ through general and new investment vehicles
Transformation from traditional buyout funds to opportunistic, sector-specific funds and permanent capital vehicles
Permanent equity capital – primarily listed vehicles that own assets and provide financing
Sector-specific private equity funds – to make opportunistic investments in large industries where Fortress has deep knowledge and expertise; may also seed public companies
In certain sectors, permanent capital vehicles are or may be paired with sector focused funds
Newcastle
New Residential (1)
MSR Fund (existing)
Eurocastle Italian NPL Fund (4)
WWTAI (2) Infrastructure Fund (4)
Senior Housing (3) China Senior Housing Fund (4)
General Buyout Funds Sector-Focused Funds Permanent Capital
Diversified private equity funds
investing across multiple
industries
Fortress Investment Fund I
Fortress Investment Fund II
Fortress Investment Fund III
Fortress Investment Fund IV
Fortress Investment Fund V
Fortress Coinvestment Funds
Existing AUM: $11.0B
Fortress-managed public
companies
Existing AUM: $3.7B
Sector-specific private equity
funds
Existing AUM: $0.6B (5)
Traditional Model New Model
(1)
Newcastle’s ability to complete a spin-off of New Residential is subject to certain conditions, such as the SEC declaring the registration statement relating to the spin-off effective, the filing and approval of an application to list New Residential’s common stock on the NYSE, and the formal declaration of the distribution by the Board of Directors.
(2) WWTAI is currently a private Fortress PE fund.
(3) Senior housing properties currently owned by Newcastle and managed by FHC (FIG subsidiary).
(4) Potential fund strategies.
(5) Includes $0.6 billion raised for MSR Opportunities Fund not included in fee-paying AUM as of September 30, 2012.
New Model

Private Equity: Harvesting Gains From Legacy Funds
Continue to harvest the earnings from Funds I – V: high operating margins, substantial potential for promote and balance sheet appreciation
Strong performance for older vintage funds; potential for newer vintage funds to generate attractive multiples & promote
PE Fund (vintage)
Current Fund NAV
Current Gross
Multiple (1)
Key Drivers of Potential Future Value Generation
Fund I (1999)
$0.1bn 3.0x Italfondiario
Fund II(2002)
$0.1bn 1.8x GAGFAH
Fund III (2004)
$2.1bn 1.4x Nationstar, GAGFAH
Fund IV (2006)
$4.0bn 1.2x Nationstar, Holiday, Florida (3)
Fund V (2007)
$3.7bn 1.0x Florida (3) , Springleaf,Penn National Gaming, CW Financial
Total Main Funds
$10.0bn 1.4x
Co-investments (2) $5.3bn 1.0x Florida (3) , Holiday
Total PE Funds
$15.3bn 1.3x
Figures as of September 30, 2012.
(1)
Multiple equals current NAV plus inception to date distributions, divided by the lesser of capital committed or equity invested.  For purposes of calculating the gross multiple, equity invested excludes capital called for management fees and other expenses.  The inclusion of such amounts would reduce the gross multiple.  Gross multiple is not an accurate indicator of the Company’s proximity to incentive income thresholds and is different from the statistic which would be computed based on the Company’s periodic 34 Act reporting, which reports net amounts.
(2)
Co-investments include Fund III Co, Fund IV Co, Fund V Co, FHIF, FECI, FRIC, FRID, FICO, GAGACQ-Co and FFPF.
(3)
Florida includes Florida East Coast and Flagler.
Legacy PE funds have potential to generate substantial fees over next 5 years

Dry powder: if deployed/called will become AUM and begin generating management fees
Unrecognized Incentive Income: will be recognized in distributable earnings with investment realizations
Credit: Embedded Value Yet to Impact Earnings
(1) Reflects incentive income generated by our credit PE funds gross of profit-sharing expenses.
(2) The hypothetical assumptions for capital deployed, revenues, expenses and earnings are presented solely for illustrative purposes and actual results could differ materially.
(3) There can be no assurance that Fortress will achieve any given target return or that dry powder will be deployed into AUM. Target returns are subject to a number of trends and uncertainties, many of which are beyond our control, that could cause actual results to differ materially.
(4) Assumes management fee rate of 1.4% on fee-paying AUM.
(5) Assumes incentive fee rate of 20%. Incentive income for credit PE funds will be recognized in distributable earnings when investments are realized.
(6) Pro-forma share count based on repurchase of 51.3 million shares completed in 4Q2012.
Return Assumptions (3)
($ millions)
10% 15% 20% 25%
Gross Management Fees
(4)
$14 $14 $14 $14
Gross Incentive Income
(5)
$20 $30 $40 $50
Gross Segment Revenues $34 $44 $54 $64
Operating Margin 35% 35% 35% 35%
Fund Mgmt DE $12 $15 $19 $22
Fund Mgmt DE/share
(6)
$0.02 $0.03 $0.04 $0.05
Hypothetical Annual Impact From Every $1bn of Capital Deployed (2) Unrecognized Credit PE Incentive Income (1)
(millions) (per share)
$0.00
$0.25
$0.50
$0.75
$1.00
$0
$100
$200
$300
$400
$500
4Q2011 1Q2012 2Q2012 3Q2012
Unrecognized Incentive Income Per Share
$0.80
FCO I and FCO II have generated annualized inception-to-date net returns of 26.9% and 17.8%, respectively
Credit PE funds currently have $6.5 billion of “dry powder” and $430 million of embedded unrecognized incentive income

Liquid Markets: Significant Incentive Income Potential
Strong investment performance and capital raising momentum
Top-tier Macro Fund and Asia Macro Fund performance in 2012 has led to positive capital inflow momentum
Nearly 100% of main Macro Fund and Asia Macro Fund NAV were above high-water marks at year-end
Significant earnings potential from continued investment performance, growing AUM and higher incentive income
(1) The hypothetical assumptions for capital inflows, revenues, expenses and earnings are presented solely for illustrative purposes and actual results could differ materially.
(2) Assumes 1.7% management fee rate on AUM. Includes management fees earned from $1.4 billion of AUM in the Fortress Partners Funds. Assumes 20% margin on gross management fees.
(3) Assumes 20% incentive fee rate on incentive-eligible NAV above respective performance thresholds. Assumes 50% margin on gross incentive income.
(4) There can be no assurance that Fortress will achieve any given target return. Target returns are subject to a number of trends and uncertainties, many of which are beyond our control, that could cause actual results to differ materially.
(5) Pro-forma share count based on repurchase of 51.3 million shares completed in 4Q2012.
Current NAV Incremental Capital Inflows
~$3,000 +$1,000 +$2,000 +$3,000
Net Management Fees
(2)
$16 $18 $20 $22
10% annual return
(4)
$31 $38 $44 $50
15% annual return
(4)
$48 $57 $67 $77
20% annual return
(4)
$65 $78 $91 $104
25% annual return
(4)
$82 $99 $116 $132
Fund Mgmt DE $47 - $98 $56 - $117 $64 - $136 $72 - $155
Fund Mgmt DE/share
(5)
$0.10 - $0.20 $0.11 - $0.24 $0.13 - $0.28 $0.15 - $0.32
Hypothetical Liquid Hedge Fund Distributable Earnings
(1)
($ millions)
Liquid Hedge Fund Incentive-Eligible NAV Above Threshold

$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
38% CAGR
$11.7
$13.5
$20.6
YE 2010
YE 2011
3Q 2012

FORTRESS

Logan Circle: AUM Growth & Scalability
Substantial LCP Asset Flow Momentum
(LCP AUM in billions)
LCP AUM Growth to $40 Billion
($ millions)
$40,000 $40,000 $40,000
Mgmt Fee Rate (bps) 15 15 15
Gross Annual Mgmt Fees $60 $60 $60
Operating Margin 30% 40% 50%
Annual Fund Mgmt DE $18 $24 $30
Annual Fund Mgmt DE/share
(2)
$0.04 $0.05 $0.06
Hypothetical Annual Impact to DE from LCP AUM Growth
(1)
Established global platform built for enormous scalability and the potential to generate substantial fee earnings
Since the acquisition of Logan Circle in 2010,  AUM has grown over 75% to $20.6 billion
Asset flow momentum has picked up substantially with $5.9 billion of client flows for the first nine months of 2012
14 of 15 Logan Circle strategies have outperformed their respective benchmarks since inception
(1) The hypothetical assumptions for AUM growth, management fees, expenses and earnings are presented solely for illustrative purposes and actual results could differ materially.
(2) Pro-forma share count based on repurchase of 51.3 million shares completed in 4Q2012.

Catalysts Sum to Substantial FIG Upside
In every Fortress business, specific catalysts point to potential for significant earnings growth
Business
Annualized 2012
Earnings (1)
Private Equity $112mm
Credit $107mm
Liquid Markets $20mm
Logan Circle $(9)mm
TOTAL
$230mm
$0.43 per share
Incentive income from legacy buyout funds
Management & Incentive fees from new permanent capital vehicles and sector-focused funds
Deployment of dry powder
Realization of unrecognized incentive income
Continued strong performance
Incremental capital inflows to existing and new strategies
Continued strong performance coupled with NAV above high-water marks
Continued fund outperformance and asset flow momentum
Near-Term Growth Catalysts
Increased Potential Earnings
(1) Annualized 2012 figures reflect annualized nine months ended September 30, 2012 fund management distributable earnings.

Substantial Valuation Discount Based on Current Multiples
Price / EPS Multiple Comparison
(2)
Price / EPS Multiple Calculation
Per Share
Current FIG Stock Price (1) $5.53
Less: Net Cash & Investments $2.37
Stock Price ex. B/S Value $3.16
2013 Consensus DEPS 0.59
Price / Earnings Multiple 5.4x
Enormous valuation disconnect from large, traditional non-diversified asset managers
Net of balance sheet value, Fortress currently trades at 5x 2013 consensus DE per share
Traditional asset managers trade at an average of 15x earnings without the benefits of incentive income and long-term /
perpetual capital commitments
5.4 x
13.1 x
14.9 x
15.0 x
0.0 x
5.0 x
10.0 x
15.0 x
FIG Financial Select
SPDR
S&P 500 Traditional Asset
Managers
(1) FIG stock price as of February 8, 2013.
(2) Sources: State Street Global Advisors, Bloomberg, Credit Suisse.

Nationstar Mortgage

AIRCASTLE

CW Financial Services

SeaCube Container Leasing

FORTRESS

Recent FIG Highlights
(1) Newcastle’s ability to complete a
spin-off
of New Residential is subject to certain conditions, such as the SEC declaring the registration statement relating to the spin-off
effective, the filing and
approval of an application to list New Residential’s common stock on the NYSE, and the formal declaration of the distribution by the Board of Directors.
(2) Transaction expected to close in the first half of 2013 and is subject to customary closing conditions, including foreign and U.S. regulatory approvals. In addition, the transaction is subject to approval by the shareholders of SeaCube.
Fund Investment
Performance
Drawbridge Special Opportunities Fund up 18% net in 2012; Fortress named “Credit-Focused Hedge Fund of the Year”
by Institutional Investor for second consecutive year
Fortress Asia Macro Funds FY 2012 net returns of 21%; named “Best Global Macro Fund” at the HFMWeek 2012
Asia Performance Awards
Fortress Macro Funds FY 2012 net returns of 18%
PE main fund NAV up 21% YTD through 3Q 2012
14 of 15 LCP strategies have outperformed their respective benchmarks YTD through 3Q 2012
Fundraising Activity
FCO III Funds: held final close with $4.3 billion in commitments
FJOF II Funds: held final close with $1.6 billion in commitments
Liquid & Credit Hedge Funds: over $1 billion in third-party capital raised in 2012
MSR Fund: nearly $600 million raised in 2012 (newly launched sector-specific PE fund)
Newcastle REIT: nearly $1 billion raised in last 12 months (through January 2013)
Business Initiatives
Launched Credit Real Estate platform (nearly $300mm raised to date)
Launched Fortress Convex Asia Funds
Shanghai Starcastle senior living joint venture established; US investments in additional senior living properties
In January 2013, Newcastle announced creation of a new publicly traded residential-focused mortgage REIT
(New Residential Investment Corp.) (1)
Notable PE Liquidity
& Realization Events
(2)

Appendix 17

Appendix Slide #1
Reconciliation of GAAP Net Income (Loss) to Pre-tax Distributable Earnings and Fund Management DE
(dollars in millions)
Nine Months Ended
September 30,
2009 2010 2011 2012
GAAP Net Income (Loss) (909) $                         (782) $                         (1,117) $                      (3) $
Principals' and Others' Interests in Income (Losses) of Consolidated Subsidiaries 654 497 685 (21)
GAAP Net Income (Loss) Attributable to Class A Shareholders (255) $                         (285) $                         (432) $                         (24) $
Private Equity incentive income (3) 38 44 10
Hedge Fund incentive income - 3 - 108
Reserve for clawback 27 - (5) 6
Distributions of earnings from equity method investees 1 15 11 4
Losses (earnings) from equity method investees (20) (87) (34) (100)
Losses (gains) on options (1) (2) 5 2
Losses (gains) on other Investments (24) (1) 23 (31)
Incentive income guarantee recorded as a loss (3) - - -
Impairment of investments (101) (5) (4) (1)
Adjust income from the receipt of options - - (13) (22)
Mark-to-market of contingent consideration in business combination - (1) (3) -
Amortization of intangible assets and impairment of goodwill - 1 22 -
Employee, Principal and director compensation 218 218 235 162
Principals' forfeiture agreement expense (expired in 2011) 952 952 1,051 -
Adjust non-controlling interests related to Fortress Operating Group units (660) (507) (691) 15
Tax receivable agreement liability reduction - (22) (3) 7
Taxes (5) 55 36 35
Pre-tax Distributable Earnings 126 $                          372 $                          242 $                          171 $
Investment Loss (income) 58 (34) (8) (10)
Interest Expense 24 20 19 11
Fund Management DE 208 $                          358 $                          253 $                          172 $
Twelve Months Ended December 31,

Appendix Slide #1A
‘‘Distributable earnings’’ is Fortress’s supplemental measure of operating performance. It reflects the value created which management considers available for distribution during any period. As compared to generally accepted accounting principles (‘‘GAAP’’) net income, distributable earnings excludes the effects of unrealized gains (or losses) on illiquid investments, reflects contingent revenue which has been received as income to the extent it is not expected to be reversed, and disregards expenses which do not require an outlay of assets, whether currently or on an accrued basis.
Distributable earnings is reflected on an unconsolidated and pre-tax basis, and, therefore, the interests in consolidated subsidiaries related to
Fortress Operating Group units (held by the principals) and income tax expense are added back in its calculation. Distributable earnings is not a measure of cash generated by operations which is available for distribution nor should it be considered in isolation or as an alternative to cash flow or net income and it is not necessarily indicative of liquidity or cash available to fund the Company’s operations. For a complete discussion of distributable earnings and its reconciliation to GAAP, as well as an explanation of the calculation of distributable earnings impairment, see note 10 to the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012.
Fortress’s management uses distributable earnings:
Growing distributable earnings is a key component to the Company’s business strategy and distributable earnings is the supplemental measure used by management to evaluate the economic profitability of each of the Company’s businesses and total operations. Therefore, Fortress believes that it provides useful information to investors in evaluating its operating performance. Fortress’s definition of distributable earnings is not based on any definition contained in its amended and restated operating agreement.
“Fund Management DE” is equal to pre-tax distributable earnings excluding our direct investment-related results. It is comprised of “Segment
Revenues” net of “Segment Expenses” and “Principal Performance Payments.” Fund management DE and its components are used by the Company to analyze and measure the performance of our management business on a stand-alone basis.  We define our segment operating margin to be equal to fund management DE divided by segment revenues. We believe that it is useful to provide investors with the opportunity to review our management business using the same metrics.  Fund management DE and its components are subject to the same limitations as pre-tax distributable earnings, as described above.
in its determination of periodic distributions to equity holders;
in making operating decisions and assessing the performance of each of the Company’s core businesses;
for planning purposes, including the preparation of annual operating budgets; and
as a valuation measure in strategic analyses in connection with the performance of its funds and the performance of its employees.

Appendix Slide #2
(1) Includes both fully vested and nonvested restricted Class A shares.
(2) Includes both fully vested and nonvested Fortress Operating Group RPUs.
Reconciliation of Weighted Average Class A Shares Outstanding (Used for Basic EPS) to Weighted Average
Dividend Paying Shares and Units Outstanding (Used for DEPS)
Nine Months
Ended
September 30,
2009 2010 2011 2012
Weighted Average Class A Shares Outstanding (Used for Basic EPS) 125,740,897        165,446,404        186,662,670        212,297,285
Weighted average fully vested restricted Class A share units with dividend equivalent rights
(1,185,375)           (4,450,465)           (4,082,385)           (4,068,945)
Weighted average fully vested restricted Class A shares
(94,561)                 (174,203)               (480,777)               (706,787)
Weighted Average Class A Shares Outstanding 124,460,961        160,821,736        182,099,508        207,521,553
Weighted average restricted Class A shares
(1)
158,500                339,533                522,365                722,413
Weighted average fully vested restricted Class A share units which are entitled to dividend equivalent payments
1,185,375             4,450,465             4,082,385             4,068,945
Weighted average nonvested restricted Class A share units which are entitled to dividend equivalent payments
24,153,521          19,695,924          13,994,757          6,667,917
Weighted average Fortress Operating Group units
310,576,187        302,123,167        304,832,761        301,815,314
Weighted average Fortress Operating Group RPUs
(2)
31,000,000          31,000,000          22,563,471          13,652,069
Weighted Average Class A Shares Outstanding (Used for DEPS) 491,534,544        518,430,825        528,095,247        534,448,211
Weighted average vested and nonvested restricted Class A share units which are not entitled to dividend equivalent payments
25,069,721          26,436,872          23,439,170          19,212,189
Weighted Average Fully Diluted Shares and Units Outstanding (Used for Diluted DEPS)
516,604,265        544,867,697        551,534,417        553,660,400
Twelve Months Ended December 31,

Appendix Slide #3
Reconciliation of GAAP Book Value Per Share to Net Cash and Investments Per Share
(dollars and shares in thousands)
GAAP
Book Value
Net Cash and
Investments
GAAP
Book Value
Net Cash and
Investments
GAAP
Book Value
Net Cash and
Investments
GAAP
Book Value
Net Cash and
Investments
Cash and Cash equivalents 253,731 $         253,731 $             333,166 $         333,166 $             210,632 $         210,632 $             197,099 $         197,099 $
Investments 1,199,622         1,199,622             1,079,777         1,079,777             1,012,883         1,012,883             867,215            867,215
Due from Affilitates 289,889            -                           298,689            -                           303,043            -                           64,511
Deferred Tax Asset 379,372            -                           400,196            -                           415,990            -                           440,639
Other Assets 102,787            -                           108,858            -                           134,147            -                           90,803
Assets 2,225,401         1,453,353             2,220,686         1,412,943             2,076,695         1,223,515             1,660,267         1,064,314
Debt Obligations Payable 180,528 $         180,528 $             261,250 $         261,250 $             277,500 $         277,500 $             397,825 $         397,825 $
Accrued Compensation and Benefits 222,719            -                           247,024            -                           260,790            -                           131,134
Due to Affiliates 345,009            -                           354,158            -                           342,397            -                           345,976
Deferred Incentive Income 245,957            -                           238,658            -                           198,363            -                           160,097
Other Liabilities 81,193              -                           57,204              -                           68,230              -                           25,921
Liabilities 1,075,406         180,528                 1,158,294         261,250                 1,147,280         277,500                 1,060,953         397,825
Net 1,149,995 $     1,272,825 $          1,062,392 $     1,151,693 $          929,415 $         946,015 $             599,314 $         666,489 $
GAAP
Basic Shares
Dividend Paying
Shares and Units
GAAP
Basic Shares
Dividend Paying
Shares and Units
GAAP
Basic Shares
Dividend Paying
Shares and Units
GAAP
Basic Shares
Dividend Paying
Shares and Units
Class A Shares 219,361            219,361                 189,254            189,254                 169,110            169,110                 145,485            145,485
Restricted Class A Shares 828                     828                          570                     570                          427                     427                          216                     216
Fortress Operating Group Units 298,724            298,724                 305,858            305,858                 300,274            300,274                 307,774            307,774
Fully Vested Class A Shares - Dividend Paying -                      637                          -                      692                          -                      1,058                      -                      1,175
Nonvested Class A Shares - Dividend Paying -                      6,434                      -                      13,668                   -                      19,258                   -                      25,218
Fortress Operating Group RPUs -                      10,333                   -                      20,666                   -                      31,000                   -                      31,000
Shares Outstanding 518,913 536,317 495,682 530,708 469,811 521,127 453,475 510,868
Per Share 2.22 $                2.37 $                     2.14 $                2.17 $                     1.98 $                1.82 $                     1.32 $                1.30 $
As of
September 30, 2012
As of
December 31, 2011
As of
December 31, 2010
As of
December 31, 2009
Fortress believes that Net Cash and Investments is a useful supplemental measure because it provides investors with information regarding Fortress’s net investment assets.  Net Cash and
Investments excludes certain assets (due from affiliates, deferred tax asset, other assets) and liabilities (due to affiliates, accrued compensation and benefits, deferred incentive income and other liabilities), its utility as a measure of financial position is limited.  Accordingly, Net Cash and Investments should be considered only as a supplement to GAAP Book Value as a measure of the
Company’s financial position.  The Company’s calculation of Net Cash and Investments may be different from the calculation used by other companies and, therefore, comparability may be limited

Fortress Investment Group LLC
1345 Avenue of the Americas
New York, NY 10105
Contact:
Gordon Runté, Managing Director of Investor Relations and Corporate Communications
+1 212 798 6082
grunte@fortress.com